INVENTORIES (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021		Dec. 31, 2020
Non-current
Raw materials - ore stockpiles	$ 5	$ 27		$ 69
Raw materials
- ore stockpiles	225	217		262
- heap-leach inventory	10	6		5
Work in progress
- metals in process	66	49		46
Finished goods
- gold doré/bullion	51	29		42
- by-products	2	1		0
Total metal inventories	354	302		355
Mine operating supplies	419	401		378
Current inventories	773	703	[1]	733	[1]
Total inventories	778	730		802
Write-down of inventories	$ 12	$ 13		$ 7

[1]	The tangible assets and accumulated losses and other reserve balances for 31 December 2021 and 31 December 2020 have been retrospectively restated and increased with $33m due to the initial application of the amendment to IAS 16 “Property, Plant and Equipment - Proceeds before Intended Use” on 1 January 2022. Refer to note 1.